Privileged and Confidential

  Exhibit 10.3

EXCHANGE AGREEMENT

This Exchange Agreement (together with all schedules hereto, this “Agreement”) is dated as of September [___], 2020, by and among ImageWare Systems, Inc., a Delaware corporation (the “Company”), and each undersigned holder of the Company’s Series C Convertible Preferred Stock (“Series C Preferred”) (“Holder”).

RECITALS

WHEREAS, each Holder is the “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of the number of shares of the Company’s Series C Preferred set forth opposite such Holder’s name on Schedule A attached hereto (the “Current Shares”);

WHEREAS, each Holder desires to exchange (the “Exchange”) all of its Current Shares for the number of shares of the Company’s Series D Convertible Preferred Stock, $0.01 par value per share (“Series D Preferred”), set forth under the heading “Exchange Shares” on Schedule A attached hereto (such shares of Series D Preferred to be issued as consideration for the Exchange, the “Exchange Shares”); and

WHEREAS, the shares of common stock of the Company, par value $0.01 per share, issuable upon conversion of the Series D Preferred, are referred to herein as the “Common Stock” (together with the Series D Preferred, the “Securities”; and each, a “Security”), and the shares of Common Stock issued or issuable to the holders of Series D Preferred as dividends in accordance with the terms and conditions set forth in the Certificate of Designation (as defined below) are referred to herein as “Dividend Shares”.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby agreed and acknowledged, the parties hereby agree as follows:

AGREEMENT

1. Securities Exchange. Subject to the terms and conditions of this Agreement, the parties agree as follows.

(a) each Holder hereby contributes and assigns to the Company all of such Holder’s right, title and interest, free and clear of all liens and encumbrances, in and to all of its Current Shares, and each Holder hereby delivers all certificates or other documentation (as applicable) evidencing the Current Shares, to the Company, duly endorsed in blank or accompanied by other duly executed instruments of transfer reasonably satisfactory to the Company;

(b) the Company hereby issues the applicable Exchange Shares to each Holder as consideration for the Exchange;

(c) the closing under this Agreement (the “Closing”) shall take place upon the satisfaction of each of the conditions set forth in Sections 4 and 5 hereof (the “Closing Date”), and shall occur substantially concurrently with, and subject to, the closing of the Concurrent Offering (as defined below); and

Privileged and Confidential

(d) within five business (5) business days after the Closing, the Company shall issue and deliver to each a Holder a certificate evidencing the Exchange Shares against delivery of the Current Shares to the Company.

2. Representations, Warranties and Covenants of the Holders. The Holders, individually and not jointly, hereby make the following representations and warranties to the Company, and covenants for the benefit of the Company:

(e) Power and Authorization. This Agreement has been duly authorized, validly executed and delivered by each Holder and is a valid and binding agreement and obligation of each Holder enforceable against them in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors’ rights generally, and each Holder has full power and authority to execute and deliver the Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.

(f) Accredited Investor. Each Holder is an “accredited investor” as defined under Rule 501 of Regulation D, promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

(g) Investment Purposes. Each Holder will be acquiring the Exchange Shares for their own account, for investment purposes, and not with a view to any resale or distribution in whole or in part, in violation of the Securities Act or any applicable securities laws; provided, however, that notwithstanding the foregoing, each Holder does not covenant to hold the Series D Preferred for any minimum period of time except as set forth in the Company’s Certificate of Designations, Preferences and Rights of Series D Convertible Preferred Stock (the “Certificate of Designation”).

(h) Title to Current Shares. Each Holder owns and holds, beneficially and of record, the entire right, title, and interest in and to the Current Shares free and clear of all rights and Encumbrances (as defined below), and each Stockholder has full power and authority to transfer and dispose of the Exchange Shares free and clear of any right or Encumbrance. Other than the transactions contemplated by this Agreement, there is no outstanding plan, pending proposal, or other right of any person to acquire all or any of the Exchange Shares. “Encumbrances” shall mean any security or other property interest or right, claim, lien, pledge, option, charge, security interest, contingent or conditional sale, or other title claim or retention agreement, interest or other right or claim of third parties, whether perfected or not perfected, voluntarily incurred or arising by operation of law, and including any agreement (other than this Agreement) to grant or submit to any of the foregoing in the future.

(i) Acknowledgement of Concurrent Offering. The Holder understands and acknowledges that concurrently with the Exchange, the Company is (a) issuing and selling the Company’s Series D Preferred to certain other purchasers pursuant to that certain Stock Purchase Agreement dated as of the date hereof (the “Purchase Agreement” and, such sales thereunder, the “Concurrent Sale”), and (b) agreeing to exchange the Company’s issued and outstanding Series A Convertible Preferred Stock pursuant to the terms of that certain Series A Exchange Agreement among the Company and the holders identified therein (the “Series A Exchange” and, together with the Concurrent Sale, the “Concurrent Offering”).

Privileged and Confidential

(j) Shareholder Approval. The Holder understands and acknowledges that the Concurrent Offering is conditioned upon, among other things, the receipt by the Company of the requisite shareholder approval to amend and restate the Company’s Certificate of Incorporation.

3. Representations, Warranties and Covenants of the Company. The Company represents and warrants to each Holder, and covenants for the benefit of each Holder, as follows:

(a) Organization and Qualification; Subsidiaries. The Company and each of its subsidiaries (collectively, the “Subsidiaries”) listed on Section 3(a) of the Disclosure Schedule attached to the Purchase Agreement (the “Disclosure Schedule”) is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction in which it is incorporated or organized and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have, or would reasonably be expected to result in, a Material Adverse Effect. For purposes of this Agreement, “Material Adverse Effect” means any event, occurrence, fact, condition or change that, individually or in the aggregate, results, or would reasonably be likely to result, in a material adverse effect on (i) the Securities or the Dividend Shares, (ii) the ability of the Company to perform its obligations under this Agreement or the other Transaction Documents (as defined in the Purchase Agreement) or (iii) the condition (financial or otherwise) or the earnings, prospects, business, properties, surplus or results of operations of the Company and its Subsidiaries.

(b) Authorization; Enforcement. Other than the Written Consent (as defined in the Purchase Agreement) (i) the Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents, to issue the Series D Preferred in accordance with the terms hereof, to issue the Common Stock upon conversion of the Series D Preferred in accordance with the terms thereof and to issue the Dividend Shares in accordance with the Certificate of Designation and the Company’s Certificate of Incorporation as in effect on the date hereof (“Certificate of Incorporation”); (ii) the execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Series D Preferred and the issuance and reservation for issuance of the Common Stock and the Dividend Shares) have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, any committee of the Board of Directors or any of the stockholders of the Company is required, and (iii) this Agreement constitutes, and, upon execution and delivery by the Company of the other Transaction Documents, such Transaction Documents will constitute, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies. Other than the Written Consent, neither the execution, delivery or performance by the Company of its obligations under this Agreement or the other Transaction Documents, nor the consummation by it of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Series D Preferred, or the issuance or reservation for issuance of the Common Stock and the Dividend Shares) requires any consent or authorization of the Company’s stockholders.

Privileged and Confidential

(c) Capitalization. The capitalization of the Company as of the date hereof, including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company’s stock option plans, all securities exercisable or exchangeable for, or convertible into, any shares of capital stock of the Company (“Convertible Securities”), the number of shares issuable and reserved for issuance pursuant to Convertible Securities, any shares of capital stock and the number of shares reserved for issuance upon conversion of the Series D Preferred, is set forth in Section 3(c) of the Disclosure Schedule. All such outstanding shares of capital stock have been, or upon issuance in accordance with the terms of any such Convertible Securities will be, validly issued, fully paid and non-assessable. No shares of capital stock of the Company (including the Common Stock and the Dividend Shares) are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances. Except as set forth in Section 3(c) of the Disclosure Schedule, (i) there are no outstanding options, warrants, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, nor are any such issuances or arrangements contemplated, (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement (as defined in the Purchase Agreement)); (iii) there are no outstanding securities or instruments of the Company which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem any security of the Company; and (iv) the Company does not have any shareholder rights plan, “poison pill” or other anti-takeover plans or similar arrangements. Section 3(c) of the Disclosure Schedule sets forth all of the securities or instruments issued by the Company or any of its Subsidiaries that contain anti-dilution or similar provisions that will be triggered by, and all of the resulting adjustments that will be made to such securities and instruments as a result of, the issuance of the Securities and the Dividend Shares in accordance with the terms of this Agreement or the Certificate of Designation. The Company has no knowledge of any voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among any of the security holders of the Company relating to the securities of the Company held by them. The Company can furnish, upon request, true and correct copies of the Company’s Certificate of Incorporation, the Company’s Bylaws as in effect on the date hereof (the “Bylaws”), and all other instruments and agreements governing any Convertible Securities. The Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or any such Subsidiary.

Privileged and Confidential

(d) Issuance of Securities. Subject to the Written Consent, the Series D Preferred are duly authorized and, upon issuance in accordance with the terms of this Agreement and the Certificate of Designation, (i) will be validly issued and free from all taxes, liens, claims, transfer restrictions, and encumbrances (other than restrictions on transfer contained in this Agreement or the Certificate of Designation), (ii) will not be subject to preemptive rights, rights of first refusal or other similar rights of stockholders of the Company or any other Person (as defined below) and (iii) will not impose personal liability on any holder thereof. The Common Stock and the Dividend Shares are duly authorized and reserved for issuance, and, upon issuance of the Dividend Shares or conversion of the Series D Preferred, in each case in accordance with the terms of the Certificate of Designation, (x) will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims, transfer restrictions, and encumbrances (other than restrictions on transfer contained in this Agreement), (y) will not be subject to preemptive rights, rights of first refusal or other similar rights of stockholders of the Company or any other Person and (z) will not impose personal liability upon any holder thereof. Except for the filing of any notice prior or subsequent to the Closing Date (as defined in the Purchase Agreement) that may be required under applicable state and/or federal securities laws (or comparable laws of any other jurisdiction), and no authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency, instrumentality or other third party, is or will be necessary for, or in connection with, the execution and delivery by the Company of this Agreement, the offer, issue, sale, execution or delivery of the Securities and the Dividend Shares, or the performance by the Company of its obligations under this Agreement. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s knowledge, any Person listed in the first paragraph of Rule 506(d)(1), except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3), is applicable. “Person” means an individual, partnership, corporation, unincorporated organization, joint stock company, limited liability company, association, trust, joint venture or any other entity, or a governmental agency or political subdivision thereof.

(e) No Conflicts. Except as set forth in Section 3(e) of the Disclosure Schedule, and subject to the Written Consent, the execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Series D Preferred, and the issuance and reservation for issuance of the Common Stock and the Dividend Shares) will not (i) result in a violation of the Certificate of Incorporation or Bylaws, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws, rules and regulations and rules and regulations of any self-regulatory organizations to which either the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, or (iv) result in the imposition of a mortgage, pledge, security interest, encumbrance, charge or other lien on any asset of the Company or any Subsidiary.

(f) Compliance. Neither the Company nor any of its Subsidiaries is in violation of its Certificate of Incorporation, Bylaws or other organizational documents, and neither the Company nor any of its Subsidiaries is in default (and no event has occurred that with notice or lapse of time or both would put the Company or any of its Subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party. The businesses of the Company and its Subsidiaries are not being conducted, and shall not be conducted so long as any Purchaser (as defined in the Purchase Agreement) (or any of its respective affiliates) owns any of the Securities or Dividend Shares, in violation of any law, ordinance or regulation of any governmental entity, except for possible violations the sanctions for which either singly or in the aggregate have not had and would not materially affect the Company or any of its Subsidiaries. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other Person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity, made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, provincial or foreign governmental or regulatory authorities that are material to the conduct to their business, and neither the Company nor any of its Subsidiaries has received any notice of proceeding relating to the revocation or modification of any such certificate, authorization or permit. The Company has complied in all material respects with and is not in default or violation in any material respect of, and is not, to the Company’s knowledge, under investigation with respect to or has not been, to the knowledge of the Company, threatened to be charged with or given notice of any violation of, any applicable federal, state, local or foreign law, statute, ordinance, license, rule, regulation, policy or guideline, order, demand, writ, injunction, decree or judgment of any federal, state, local or foreign governmental or regulatory authority. Except for statutory or regulatory restrictions of general application, no federal, state, local or foreign governmental or regulatory authority has placed any material restriction on the business or properties of the Company or any of its Subsidiaries.

Privileged and Confidential

(g) SEC Documents, Financial Statements. Except as set forth in Section 3(g) of the Disclosure Schedule, the Company has timely filed (within applicable extension periods) all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the Securities Act and/or the Securities Exchange Act of 1934, as amended (including the rules and regulations promulgated thereunder, the “Exchange Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings made prior to the date hereof). As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except as may be otherwise indicated in such financial statements or the notes thereto or, in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to immaterial year-end audit adjustments). Except as set forth in the financial statements of the Company included in the Select SEC Documents (as defined below), the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such financial statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under GAAP to be reflected in such financial statements, which liabilities and obligations referred to in clauses (i) and (ii), individually or in the aggregate, are not material to the financial condition or operating results of the Company. For purposes of this Agreement, “Select SEC Documents” means the Company’s (A) Annual Report on Form 10-K for the fiscal year ended December 31, 2019, (B) Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2020, (C) Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2020, and (D) all Current Reports on Form 8-K filed since August 19, 2020.

(h) No Material Adverse Effect in Business. Except as set forth in Section 3(h) of the Disclosure Schedule, and other than effects on the business related primarily to COVID-19, since March 31, 2020 through the date hereof, (i) there has been no Material Adverse Effect, nor any development or event which would result, or be reasonably likely to result, in a Material Adverse Effect, (ii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, and (iii) there has been no material adverse change in the capital stock, short-term indebtedness, long-term indebtedness, net current assets, net current liabilities or net assets of the Company and its Subsidiaries.

Privileged and Confidential

(i) Absence of Certain Changes. Except as set forth on Section 3(i) of the Disclosure Schedule, since March 31, 2020, (i) there has not been any change in the capital stock (other than pursuant to the Company’s stock plans pursuant to the Company’s Approved Share Plan (as defined below), pursuant to the conversion or exercise of outstanding securities that are convertible into or exercisable for Common Stock, or pursuant to publicly disclosed equity or debt financings) or long-term debt of the Company, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock; (ii) neither the Company nor any of its Subsidiaries has entered into any transaction or agreement that is material to the Company or any of its Subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company or any of its Subsidiaries and, except as contemplated by this Agreement, has made any material change or amendment to a material contract or arrangement by which the Company or any of its Subsidiaries or any of their respective assets or properties is bound or subject; (iii) neither the Company nor any of its Subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority; and (iv) there has been no material adverse change and no material adverse development in the business, properties, operations, prospects, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole. Neither the Company nor any of its Subsidiaries has taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy or receivership law, nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings with respect to the Company or any of its Subsidiaries. For purposes of this Section 3(i), “Approved Share Plan” shall mean the Company’s Amended and Restated 1999 Stock Award Plan and 2020 Omnibus Stock Incentive Plan.

(j) Transactions with Affiliates. Except as disclosed in the Select SEC Documents, none of the officers, directors, or employees of the Company or any of its Subsidiaries, or any of their family members, is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services solely in their capacity as officers, directors, employees or consultants), including, without limitation, any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director, employee or family member or any corporation, partnership, trust or other entity in which any such officer, director, employee or family member has an ownership interest of five (5%) percent or more or is an officer, director, trustee or partner.

(k) Absence of Litigation. Except as disclosed in Section 3(k) of the Disclosure Schedule, there is no action, suit, proceeding, inquiry or, to the best of the Company’s knowledge, investigation before or by any court, public board, government agency, self-regulatory organization or body (including, without limitation, the SEC) pending or affecting the Company, any of its Subsidiaries, or any of their respective directors or officers in their capacities as such. To the knowledge of the Company or any of its Subsidiaries, there are no actions, suits, proceedings, inquiries or investigations before or by any court, public board, government agency, self-regulatory organization or body (including, without limitation, the SEC) threatened against the Company, any of its Subsidiaries, or any of their respective directors or officers in their capacities as such, which, if determined adversely, could, either individually or in the aggregate, be material to the Company or any of its Subsidiaries. There are no facts which, if known by a potential claimant or governmental authority, could give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to the Company or any of its Subsidiaries, could reasonably be expected to be material to the Company or any of its Subsidiaries.

Privileged and Confidential

(l) Intellectual Property. Each of the Company and its Subsidiaries owns or is duly licensed (and, in such event, has the unfettered right to grant sublicenses) to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits, inventions, discoveries, processes, scientific, technical, engineering and marketing data, object and source codes, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, “Intellectual Property”) used in or necessary for the conduct of its business as now being conducted and as presently contemplated to be conducted in the future (collectively, the “Company Intellectual Property”). Section 3(l) of the Disclosure Schedule sets forth a list of all material Company Intellectual Property owned and/or used by the Company or any of its Subsidiaries in its business. Except as set forth on the Disclosure Schedule, there are no rights of third parties to any of the Company Intellectual Property except through licensing agreements. Except as set forth on the Disclosure Schedule, there are no outstanding options, licenses or agreements of any kind relating to the Company Intellectual Property, nor is the Company or any of its Subsidiaries bound by or a party to any options, licenses or agreements of any kind with respect to the Intellectual Property of any other Person (collectively, the “Third Party License Agreements”) other than such licenses or agreements arising from the purchase of generally available products, as to which the aggregate consideration paid by or due from the Company or any of its Subsidiaries does not exceed $25,000 in value, or “off the shelf” products. All of the Third Party License Agreements are valid, binding and in full force and effect in all material respects and to the Company’s knowledge enforceable by the Company or its applicable Subsidiary in accordance with their respective terms in all material respects, subject to general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies. Neither the Company nor any of its Subsidiaries is in material breach of any such Third Party License Agreements. To the Company’s knowledge, no other party to any of the Third Party License Agreements is in material default thereunder. Neither the Company nor any Subsidiary of the Company infringes or is in conflict with any right of any other Person with respect to any third party Intellectual Property. Neither the Company nor any of its Subsidiaries has received written notice of any pending conflict with or infringement upon any third party Intellectual Property. There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s or any of its Subsidiaries’ ownership of or licensing rights in or to any Company Intellectual Property. Neither the Company nor any of its Subsidiaries has entered into any consent agreement, indemnification agreement, forbearance to sue or settlement agreement with respect to the validity of the Company’s or its Subsidiaries’ ownership of or right to use its Company Intellectual Property and there is no reasonable basis for any such claim to be successful. The rights of the Company and its Subsidiaries in the Company Intellectual Property are valid and enforceable and no registration relating thereto has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and in good standing. The Company and its Subsidiaries have taken all reasonable steps required to perfect their ownership of and interest in the Company Intellectual Property and has taken reasonable security measures to protect the secrecy, confidentiality and value of all of the Company Intellectual Property. The Company and its Subsidiaries have complied, in all material respects, with their respective contractual obligations relating to the protection of the Company Intellectual Property used pursuant to licenses. No Person is infringing on or violating the Company Intellectual Property owned or used by the Company or its Subsidiaries. The Company and its Subsidiaries have used Company IP Counsel (as defined below) for all Intellectual Property matters since December 31, 2011 and, since such date, neither the Company nor any of its Subsidiaries has consulted any other counsel with respect to any Intellectual Property matters.

Privileged and Confidential

(m) Title. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and merchantable title to all personal property owned by them that is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

(n) Tax Status. Except as set forth in Section 3(n) of the Disclosure Schedule, the Company and each of its Subsidiaries has made or filed all foreign, U.S. federal, state, provincial and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges due and owing, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to any statute of limitations relating to the assessment or collection of any foreign, federal, state, provincial or local tax. None of the Company’s tax returns is presently being audited by any taxing authority.

(o) Key Employees. Except as set forth on Section 3(o) of the Disclosure Schedule, each of the Company’s and its Subsidiaries’ directors and officers and any Key Employee (as defined below) is currently serving the Company or its Subsidiaries in the capacity disclosed in the Select SEC Documents. No Key Employee is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each Key Employee does not subject the Company or any of its Subsidiaries to any material liability with respect to any of the foregoing matters. Except as set forth on Section 3(o) of the Disclosure Schedule, no Key Employee has, to the knowledge of the Company and its Subsidiaries, any intention to terminate or limit his employment with, or services to, the Company or any of its Subsidiaries, nor is any such Key Employee subject to any constraints which would cause such employee to be unable to devote his full time and attention to such employment or services. For purposes of this Agreement, “Key Employee” means the persons listed in Section 3(o) of the Disclosure Schedule and any individual who assumes or performs any of the duties of a Key Employee.

(p) Employee Relations. No application or petition for certification of a collective bargaining agent is pending and none of the employees of Company or any of its Subsidiaries are or have been represented by any union or other bargaining representative and no union has attempted to organize any group of the Company's or any of its Subsidiaries’ employees, and no group of the Company's or any of its Subsidiaries’ employees has sought to organize themselves into a union or similar organization for the purpose of collective bargaining. The Company and its Subsidiaries believe that their relations with their employees are good. No executive officer (as defined in Rule 501(f) of the Securities Act) has notified the Company or any of its Subsidiaries that such officer intends to leave the Company or any of its Subsidiaries or otherwise terminate such officer’s employment with the Company or any of its Subsidiaries. The Company and its Subsidiaries are in compliance with all federal, state and local laws and regulations and, to the Company’s knowledge, all foreign laws and regulations, in each case respecting employment and employment practices, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, be material to the Company or any of its Subsidiaries.

Privileged and Confidential

(q) Insurance. The Company and each of its Subsidiaries has in force fire, casualty, product liability and other insurance policies, with extended coverage, sufficient in amount to allow it to replace any of its material properties or assets which might be damaged or destroyed or sufficient to cover liabilities to which the Company or any of its Subsidiaries may reasonably become subject, and such types and amounts of other insurance with respect to its business and properties, on both a per occurrence and an aggregate basis, as are customarily carried by Persons engaged in the same or similar business as the Company and its Subsidiaries. No default or event has occurred that could give rise to a default under any such policy.

(r) Environmental Matters. The Company and each of its Subsidiaries is in compliance with all foreign, federal, state and local rules, laws and regulations relating to the use, treatment, storage and disposal of Hazardous Substances (as defined below) and protection of health and safety or the environment which are applicable to its business. There is no environmental litigation or other environmental proceeding pending or threatened by any governmental or regulatory authority or others with respect to the current or any former business of the Company or any of its Subsidiaries or any partnership or joint venture currently or at any time affiliated with the Company or any of its Subsidiaries. No state of facts exists as to environmental matters or Hazardous Substances that involves the reasonable likelihood of a material capital expenditure by the Company or any of its Subsidiaries. No Hazardous Substances have been treated, stored or disposed of, or otherwise deposited, in or on the properties owned or leased by the Company or any of its Subsidiaries or by any partnership or joint venture currently or at any time affiliated with the Company or any of its Subsidiaries in violation of any applicable environmental laws. The environmental compliance programs of the Company and each of its Subsidiaries comply in all respects with all environmental laws, whether foreign, federal, state, provincial or local, currently in effect. For purposes of this Agreement, “Hazardous Substances” means any substance, waste, contaminant, pollutant or material that has been determined by any governmental authority to be capable of posing a risk of injury to health, safety, property or the environment.

(s) Listing. The Company is not in violation of the listing requirements of the OTCQB Marketplace (the “OTCQB”) on which it trades, does not reasonably anticipate that the Common Stock will be delisted by the OTCQB for the foreseeable future, and has not received any notice regarding the possible delisting of the Common Stock from the OTCQB. The issuance and sale of the Series D Preferred and the transactions contemplated by the Transaction Documents do not contravene the rules and regulations of the OTCQB.

(t) No General Solicitation or Integrated Offering. Neither the Company nor any Person acting for the Company has conducted any “general solicitation” (as such term is defined in Regulation D) with respect to any of the Securities and/or Dividend Shares being offered hereby. Neither the Company nor any of its affiliates, nor any Person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Securities and/or Dividend Shares being offered hereby under the Securities Act or cause this offering of Securities and/or Dividend Shares to be integrated with any prior offering of securities of the Company for purposes of the Securities Act, which result of such integration would require registration under the Securities Act, or any applicable stockholder approval provisions.

(u) No Brokers. No brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other third party with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other third parties for fees of a type contemplated in this Section 3(u) that may be due in connection with the transactions contemplated by the Transaction Documents.

Privileged and Confidential

(v) Acknowledgment Regarding Securities. The number of Common Stock issuable upon conversion of the Series D Preferred may increase in certain circumstances. The Company’s directors and executive officers have studied and fully understand the nature of the Securities being sold hereunder. The Company acknowledges that its obligation to issue (i) Common Stock upon conversion of the Series D Preferred and (ii) the Dividend Shares, in each case, in accordance with the Certificate of Designation, is absolute and unconditional, regardless of the dilution that such issuance may have on the ownership interests of other stockholders and the availability of remedies provided for in this Agreement relating to a failure or refusal to issue Common Stock and Dividend Shares to the extent required by the Certificate of Designation. Taking the foregoing into account, the Company’s Board of Directors has determined in its good faith business judgment that the issuance of the Series D Preferred hereunder and the consummation of the other transactions contemplated hereby are in the best interests of the Company and its stockholders.

(w) Internal Control over Financial Reporting. The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. The Company does not have any material weaknesses in its internal control over financial reporting. Since the date of the latest audited financial statements included in the Select SEC Documents, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(x) Disclosure Controls and Procedures. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that comply with the requirements of the Exchange Act. Such disclosure controls and procedures have been designed to ensure that material information relating to the Company is accumulated and communicated to the Company’s management, including the Company’s principal executive officer and principal financial officer, by others within those entities.

(y) Sarbanes-Oxley Compliance. The Company and the Company’s directors and officers, in their capacities as such, are in compliance with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (“SOX”), including Section 402 related to loans and Sections 302 and 906 related to certifications, and neither the Company nor any of its officers has received notice from any governmental entity questioning or challenging the accuracy, completeness, content, form or manner of filing or submission of such certifications. The Company has no reasonable basis to believe that it will not continue to be in compliance with SOX as in effect on the Closing Date (including, without limitation, the requirements of Section 404 thereof).

(z) Disclosure. All information relating to or concerning the Company and/or any of its Subsidiaries set forth in this Agreement or provided to the Purchasers pursuant to Section 2(d) hereof or otherwise by the Company in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or its Subsidiaries or their respective businesses, properties, prospects, operations or financial conditions, which has not been publicly disclosed but, under applicable law, rule or regulation, would be required to be disclosed by the Company in a registration statement filed on the date hereof by the Company under the Securities Act with respect to a primary issuance of the Company’s securities.

Privileged and Confidential

(aa) Absence of Indebtedness. On the Closing Date, as a result of the transactions contemplated by this Agreement, neither the Company nor any Subsidiary shall have any indebtedness for borrowed money that would be required to be disclosed by the Company on a balance sheet prepared in accordance with GAAP. Section 3(aa) of the Disclosure Schedule sets for the indebtedness for borrowed money of the Company and its Subsidiaries as of immediately prior to the Closing Date.

(bb) No Registration. Assuming the accuracy of the representations and warranties of the Purchasers contained in Section 2 hereof, it is not necessary, in connection with the issuance and sale of the Series D Preferred to the Purchasers, the issuance of the Common Stock upon conversion of the Series D Preferred or the issuance of the Dividend Shares pursuant to the terms of the Certificate of Designation and the Certificate of Incorporation, in each case in the manner contemplated by this Agreement and the other Transaction Documents, to register the Series D Preferred, the Common Stock or the Dividend Shares under the Securities Act, except for any registration that is required under the terms of the Registration Rights Agreement.

(cc) Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(dd) Acknowledgment Regarding Purchaser’s Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding, it is understood and acknowledged by the Company that: (i) none of the Purchasers has been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term, (ii) past or future open market or other transactions by any Purchaser, specifically including, without limitation, short sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities, and (iii) each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, and (z) such hedging activities (if any) could reduce the value of the existing stockholders' equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

Privileged and Confidential

4. Conditions Precedent to the Obligation of the Holders to Consummate the Exchange. The obligations of each Holder to consummate the transactions contemplated by this Agreement are subject to the accuracy of the representations and warranties set forth in Article II, which shall be true and correct in all material respects (except to the extent any such representation or warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation or warranty shall be true and correct in all respects) as of the Closing with the same effect as though such representations and warranties had been made as of the Closing, and to the timely performance by the Company, as applicable, of their respective covenants and obligations hereunder, and to the satisfaction or waiver prior to or at the Closing, of each of the following conditions:

(a) The Company shall have executed and delivered this Agreement.

(b) The Company shall deliver (or cause to be delivered) the Exchange Shares, to each Holder in the principal amounts set forth on Schedule A hereto, and in accordance with the delivery terms set forth in Article I.

(c) The Company shall have paid the expenses as required by Section 6(b).

(d) The Company shall have satisfied its obligations under Section 7 of the Purchase Agreement.

5. Conditions Precedent to the Obligation of the Company to Consummate the Exchange. The obligations of the Company to consummate the transactions contemplated by this Agreement are subject to the accuracy of the representations and warranties set forth in Article III, which shall be true and correct in all material respects (except to the extent any such representation or warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation or warranty shall be true and correct in all respects) as of the Closing with the same effect as though such representations and warranties had been made as of the Closing, and to the timely performance by each Holder, as applicable, of the their covenants and obligations hereunder, and to the satisfaction or waiver prior to or at the Closing, of each of the following conditions:

(a) The Holders shall have executed and delivered this Agreement.

(b) The Holders shall deliver (or cause to be delivered) the Current Shares to the Company in the principal amounts set forth on Schedule A hereto, and in accordance with the delivery terms set forth in Article I.

(c) The Purchasers (as defined in the Purchase Agreement) shall have satisfied their obligations under Section 6 of the Purchase Agreement.

6. Certain Covenants.

(a) Further Assurances. The parties hereto agree to use commercially reasonable efforts to take, or cause to be taken, all reasonable actions, to file, or cause to be filed, all documents and to do, or cause to be done, all things necessary, proper or advisable to consummate the Exchange on their account, including preparing and filing as promptly as practicable all documentation to effect all necessary filings, consents, waivers, approvals, and authorizations.

Privileged and Confidential

(b) Costs and Expenses.  Whether or not the transactions contemplated by this Agreement are consummated, the Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including, without limitation, (i) all expenses incident to the issuance and delivery of the Exchange Shares to the Holders (including all printing and engraving costs), (ii) all necessary issue, transfer and other stamp taxes in connection with the issuance of Exchange Shares to the Holders, and (iii) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors..

(c) Covenant Survival. The obligations of the Company under this Article VI shall survive the transfer of any Exchange Shares, the enforcement, amendment or waiver of any provision of this Agreement or the Certificate of Designation, and the termination of this Agreement.

7. Miscellaneous.

(a) Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The Company and each Holder irrevocably consent to the exclusive jurisdiction of the United States federal courts and the state courts located in the County of New York, State of New York, in any suit or proceeding based on or arising under this Agreement and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company further agrees that service of process upon the Company mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the right of any Holder to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

(b) Entire Agreement. This Agreement, together with the Disclosure Schedule, constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and/or contemporaneous oral or written proposals or agreements relating thereto all of which are merged herein. This Agreement may not be amended or any provision hereof waived in whole or in part, except by a written amendment signed by both of the Parties.

(c) Counterparts. This Agreement may be executed by facsimile signature and in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(d) Construction. For purposes of this Agreement, the words “hereof,” “herein,” “hereby” and other words of similar import refer to this Agreement as a whole unless otherwise indicated. Whenever the singular is used herein, the same shall include the plural, and whenever the plural is used herein, the same shall include the singular, where appropriate. The term “including” means “including but not limited to.” The word “or” shall not be exclusive. Whenever used in this Agreement, the masculine gender shall include the feminine and neutral genders. All references herein to Articles, Sections, Subsections, Paragraphs and Exhibits shall be deemed references to Articles and Sections and Subsections and Paragraphs of, and Exhibits to, this Agreement unless the context shall otherwise require. Any reference herein to any statute, agreement or document, or any section thereof, shall, unless otherwise expressly provided, be a reference to such statute, agreement, document or section as amended, modified or supplemented (including any successor section) and in effect from time to time. All terms defined in this Agreement shall have the defined meaning when used in any Exhibit, Schedule, certificate or other documents attached hereto or made or delivered pursuant hereto unless otherwise defined therein. The parties acknowledge and agree that, except as specifically provided herein, they may pursue judicial remedies at law or in equity in the event of a dispute with respect to the interpretation or construction of this Agreement. This Agreement shall be interpreted and enforced in accordance with the provisions hereof without the aid of any canon, custom or rule of law requiring or suggesting construction against the party causing the drafting of the provision in question.

Privileged and Confidential

(e) Notices. All notices or other communications required or permitted under this Agreement shall be in writing and shall be deemed given or delivered: (i) when delivered personally; (ii) one business day following deposit with a recognized overnight courier service, provided such deposit occurs before the deadline imposed by that service for overnight delivery or (iii) when transmitted, if sent by electronic mail, provided confirmation of receipt tis received by send and the notice is sent by an additional method provided under this Agreement, in each case to the parties hereto as follows:

If to a Holder, to the address set forth on such Holder’s signature page to this Agreement, with a copy (which shall not constitute notice) to:

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038
Attention: Brett Lawrence
Email:
blawrence@stroock.com

If to the Company:

ImageWare Systems, Inc.
13500 Evening Creek Drive N, Suite 550

San Diego, California 92127
E-mail: jmorris@iwsinc.com
Attention: Chief Financial Officer

With a copy (which shall not constitute notice) to:

Disclosure Law Group, a Professional Corporation
655 West Broadway, Suite 870
San Diego, CA 92101
Telephone: (619) 272-7062
Facsimile: (619) 330-2101
E-Mail: drumsey@disclosurelawgroup.com
Attention: Daniel W. Rumsey, Managing Director

Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

(f) Severability. In the event that any provision of this Agreement shall be declared invalid or unenforceable by any regulatory body or court having jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remaining portions of this Agreement.

(g) No Third-Party Beneficiary. Nothing in this Agreement is intended or shall be construed to give any person, other than the parties, their successors and permitted assigns, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

(h) WAIVER OF JURY TRIAL. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE SECURITIES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(i) Survival. All representations, warranties and covenants contained herein shall survive the execution and delivery of this Agreement and the Exchange Shares.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Agreement was duly executed on the date first written above.

IMAGEWARE SYSTEMS, INC.

By:
	Name:	Kristin Taylor
	Title:	Chief Executive Officer

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

[HOLDER]

By:     ______________________
Name:     ______________________
Title:     ______________________

Address for Notice:

_________________________

_________________________

_________________________

SCHEDULE A

Holder	Current Shares ($)	Exchange Shares ($)